                                                                 April 12, 2002

TO THE SHAREHOLDER:

The Fund ended the Fiscal Year March 31, 2002 with a Net Asset Value of $20.13 per share. This represents a 3.9% decrease from $20.95 per share at the end of the March 31, 2001 Fiscal Year and a 0.9% decrease from $20.32 per share at December 31, 2001. On March 28, 2002 the Fund's closing stock price on the New York Stock Exchange was $19.34 per share, representing a 3.9% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 16 other closed-end bond funds with which we have historically compared ourselves:

   Total Return-Percentage Change (Annualized for periods longer than 1 year) in Net Asset Value Per Share with All Distributions Reinvested (1)


-----------------------------------------------------------------------------------------------
                                10 Years      5 Years       2 Years       1 Year       Quarter
                               to 3/31/02   to 3/31/02    to 3/31/02    to 3/31/02   To 3/31/02
-----------------------------------------------------------------------------------------------
1838 Bond Fund (2)                7.41%        6.81%          6.65%        3.04%        -0.93%
Average of 16 Other
  Closed-End Bond Funds (2)       7.30%        6.35%          6.48%        3.18%        -0.81%
Salomon Bros. Bond Index (3)      8.23%        8.08%         10.29%        5.51%        -0.05%

(1) - This is historical information and should not be construed as indicative of any likely future performance.

(2) - Source: Lipper Inc.

(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The Federal Reserve Bank has conducted three meetings of its Open Market Committee during 2002 without changing interest rates. At the March 19, 2002 meeting, it did change its bias from a risk of economic weakness to a neutral posture regarding the future risks of weakness versus inflation. The US economy has rebounded from the effects of September 11th faster than anticipated. GDP grew during the fourth quarter of 2001, ending what appears to have been a relatively short and shallow recession. Speculation regarding Federal Reserve policy centers on the potential reversal of actions taken subsequent to September. Following the attacks, the Fed lowered the Federal Funds rate from 3.5% to 1.75% in less than three months. While a return to that rate level is a useful benchmark, we think any rise in rates will take substantially more time than the declines, perhaps as long as a year. The Fed certainly does not want to take any actions that could possibly inhibit the early stages of a recovery. The situation in the Middle East is the most prominent factor that could completely change all expected outcomes.

The Fund's performance for the fiscal year reflects that yields on long-term Treasury bonds have risen from 5.44% to 5.80% despite the lowering of the Fed Funds rate from 5.00% to 1.75%. The corporate bond market has experienced a widening in yield spreads compared to benchmark Treasury yields and a great deal of pricing volatility. Corporate defaults and accounting issues highlighted by Enron's difficulties have been the primary cause of the underperformance of corporate bonds during the time period that also adversely influenced the Fund's relative performance.

During the first calendar quarter, corporate bond spreads did tighten modestly versus Treasury yields. Emerging Market and High Yield bonds were among the best performing sectors of the bond market as measured by Lehman Brothers index data. This may well be an early indication that investors are willing to assume some level of credit risk after behaving in an extremely risk-averse pattern for several months. There has also been an improvement in general trading liquidity that is also encouraging. The Fund should benefit from any tightening of yield spreads on corporate bonds.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:


--------------------------------------------------------------------------
          Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------
                     U.S.
                  Treasuries,
                  Agencies &                                 B and    Not
Period Ended      AAA Rated     AA     A      BBB     BB    Lower   Rated
--------------------------------------------------------------------------
March 31, 2002       16.7%      4.4%   22.6%  53.6%   1.9%    0.6%    0.2%
March 31, 2001       14.8%      2.0%   33.1%  45.9%   3.9%    0.0%    0.3%
March 31, 2000       16.8%      3.5%   29.8%  44.6%   5.0%    0.0%    0.3%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings. The increase in BBB holdings is primarily due to Standard & Poors downgrading of Ford, General Motors and Chrysler debt from the A category in the aftermath of the September attacks.

On March 20, 2002, the Board of Directors declared a dividend payment of $0.35 per share payable May 7, 2002 to shareholders of record on April 4, 2002.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to on page 12 of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.

                                     Sincerely,


                                     /s/ John H. Donaldson
                                     -----------------------------
                                     John H. Donaldson, CFA
                                     President

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the 1838 Bond-Debenture Trading Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of 1838 Bond-Debenture Trading Fund (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain rea-sonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

As discussed in the Note G. to the financial statements, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began accreting market discount and amortizing market premium on debt securities and recording gains and losses on paydowns of asset-backed securities as adjustments to interest income.


PricewaterhouseCoopers LLP


Philadelphia, PA
April 30, 2002

SCHEDULE OF INVESTMENTS                                          March 31, 2002


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating*     Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (96.18%)
AUTOMOBILES & RELATED (7.92%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB+         $1,000         $ 1,000,000     $ 1,345,141
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................    Baa1/BBB+         1,000           1,117,790       1,068,124
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BBB+         1,560           1,544,056       1,655,391
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A2/BBB+          1,000           1,009,782         991,434
Meritor Automotive Inc., Notes, 6.80%, 02/15/09 ....................    Baa3/BBB-           500             472,398         461,859
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ..............................    Baa2/BBB            303             319,126         331,724
                                                                                                        -----------     -----------
                                                                                                          5,463,152       5,853,673
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (10.09%)
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................     Ba1/B+             500             486,223         390,000
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa2/BBB          1,800           1,672,299       1,834,088
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,482,011       1,765,038
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         459,753
Niagara Mohawk Power Co., 1st Mtge., 8.75%, 04/01/22 ...............     Baa2/A+          1,000           1,025,801       1,040,000
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,275         532,010
Old Dominion Electric Corp., 6.25%, 06/01/11 .......................     Aaa/AAA            500             500,554         494,631
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................    Baa3/BBB          1,000           1,090,000         946,400
                                                                                                        -----------     -----------
                                                                                                          7,255,163       7,461,920
                                                                                                        -----------     -----------
FINANCIAL (17.95%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,067,531       1,055,938
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................     A2/BBB+            500             497,518         500,045
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 ....      Aa2/A           2,000           2,011,487       2,034,660
FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26 ...........     A2/BBB+          2,000           1,994,057       1,973,678
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA            500             494,056         483,255
Household Finance Co., Notes, 6.75%, 05/15/11 ......................      A2/A              500             505,557         485,159
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,567,615       2,543,455
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,605         498,118
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................    Baa3/BBB          1,500           1,592,759       1,663,094
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB-           500             484,306         440,803
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,011,304       1,105,915
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A1/A+             500             497,390         492,545
                                                                                                        -----------     -----------
                                                                                                         13,222,185      13,276,665
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (19.73%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................    Baa3/BBB-         2,000           1,999,794       2,060,164
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             432,356         483,927
Dell Computer Corp., Sr. Debs, 7.10%, 04/15/28 .....................     A3/BBB+          1,500           1,503,472       1,422,508
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             992,845         953,044
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................    Baa3/BBB-         1,000           1,053,330         938,539
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................     Baa1/A-          2,000           2,144,031       2,273,440
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,038         951,462
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             878,411         885,000
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............    Baa2/BBB+         2,000           1,991,422       1,785,466
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ...............     Ba1/BB             500             499,198         500,000
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Baa1/BBB            750             654,406         625,310
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,491,097       1,712,895
                                                                                                        -----------     -----------
                                                                                                         14,639,400      14,591,755
                                                                                                        -----------     -----------
OIL & GAS (9.93%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             524,112         537,624
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................    Baa2/BBB            500             504,987         487,399
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,219,888       1,190,046
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43 ...................     Aa3/AA           2,000           1,978,364       2,048,238
Transocean Sedco Forex, Notes, 7.50%, 04/15/31 .....................     Baa2/A-            500             497,716         485,788
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A            2,539           2,644,182       2,593,746
                                                                                                        -----------     -----------
                                                                                                          7,369,249       7,342,841
                                                                                                        -----------     -----------


                                       4




SCHEDULE OF INVESTMENTS--continued                               March 31, 2002


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating*     Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TELECOMMUNICATIONS & MULTIMEDIA (16.47%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................    Baa2/BBB+      $    1,000       $ 1,082,235     $ 1,057,684
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 ......    Baa3/BBB-           2,050         2,137,082       2,212,114
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-           1,400         1,298,773       1,258,748
Qwest Capital Funding, Gtd., 7.90%, 08/15/10 .......................    Baa3/BBB              500           499,037         422,361
Sprint Capital Corp., Gtd. Sr. Debs., 6.875%, 11/15/28 .............    Baa2/BBB+           1,000           992,530         800,619
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ...............    Baa2/BBB+           2,000         1,995,852       2,041,206
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+           3,000         3,148,327       3,422,814
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ...........................      A3/A-               250           246,242         270,652
Worldcom, Inc., Sr. Notes, 6.95%, 08/15/28 .........................     A3/BBB+            1,000           991,958         696,677
                                                                                                        -----------     -----------
                                                                                                         12,392,036      12,182,875
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (1.87%)
FNMA Pool # 313411, 7.00%, 03/01/04 ................................      NR/NR               275           275,776         283,483
GNMA Pool # 780374, 7.50%, 12/15/23 ................................      NR/NR               267           265,327         281,194
GNMA Pool # 417239, 7.00%, 02/15/26 ................................      NR/NR               798           807,257         816,045
                                                                                                        -----------     -----------
                                                                                                          1,348,360       1,380,722
                                                                                                        -----------     -----------
TAXABLE MUNICIPAL BONDS (0.70%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12** ..............     Aaa/AAA              500           513,014         514,395
                                                                                                        -----------     -----------
U.S. GOVERNMENT & AGENCIES (11.52%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,782,945       1,910,374
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,037,696       4,699,956
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,014,255       1,236,211
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR               650           728,555         675,518
                                                                                                        -----------     -----------
                                                                                                          7,563,451       8,522,059
                                                                                                        -----------     -----------
TOTAL LONG TERM DEBT SECURITIES ....................................                                     69,766,010      71,126,905
                                                                                                        -----------     -----------
INVESTMENT COMPANIES (1.92%)                                                             Shares
                                                                                       ----------
High Yield Plus Fund ...............................................                       33,333           223,875         145,999
HSBC Investor U.S. Government Money Market Fund - Class D ..........                    1,278,574         1,278,574       1,278,574
                                                                                                        -----------     -----------
                                                                                                          1,502,449       1,424,573
                                                                                                        -----------     -----------
TOTAL INVESTMENTS (98.10%) .........................................                                    $71,268,459      72,551,478
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (1.90%) ...............................                                                      1,403,824
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $73,955,302
                                                                                                                        ===========

 *Ratings for debt securities are unaudited.

** The bond's principal and interest payments are insured by MBIA, Inc., the parent company of 1838 Investment Advisors, LLC (See
   Note 4).

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to 3.44% of net assets.

Legend
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002


Assets:
   Investment in securities at value (amortized cost $71,268,459)
  (Note 1)........................................................   $72,551,478
   Interest receivable ...........................................     1,453,913
   Cash ..........................................................        25,000
   Dividends receivable ..........................................         1,416
   Other assets ..................................................         1,798
                                                                     -----------
    TOTAL ASSETS .................................................    74,033,605
                                                                     -----------
Liabilities:
   Due to Advisor ................................................        35,788
   Accrued expenses payable ......................................        42,515
                                                                     -----------
    TOTAL LIABILITIES ............................................        78,303
                                                                     -----------
Net assets: (equivalent to $20.13 per share based on 3,673,258
  shares of capital stock outstanding)............................   $73,955,302
                                                                     ===========
NET ASSETS consisted of:
   Par value .....................................................   $ 3,673,258
   Capital paid-in ...............................................    72,374,251
   Undistributed net investment income ...........................      (531,051)
   Accumulated net realized loss on investments ..................    (2,844,175)
   Net unrealized appreciation on investments ....................     1,283,019
                                                                     -----------
                                                                     $73,955,302
                                                                     ===========

STATEMENT OF OPERATIONS
For the year ended March 31, 2002


Investment Income:
   Interest.........................................                 $ 5,736,597
   Dividends........................................                      24,000
                                                                     -----------
    Total Investment Income ........................                   5,760,597
                                                                     -----------
Expenses:
   Investment advisory fees (Note 4)................    $  429,935
   Transfer agent fees..............................        44,392
   NYSE fee.........................................        25,000
   Directors' fees..................................        29,250
   Audit fees.......................................        23,600
   State and local taxes............................        20,980
   Legal fees and expenses..........................        15,229
   Reports to shareholders..........................        30,871
   Custodian fees...................................         8,440
   Miscellaneous....................................        27,369
                                                        ----------
    Total Expenses .................................                     655,066
                                                                     -----------
     Net Investment Income .........................                   5,105,531
                                                                     -----------
Realized and unrealized gain (loss) on investments
  (Note 1):
   Net realized loss from security transactions.....                  (1,070,484)
   Unrealized appreciation of investments:
    Beginning of year ..............................     3,051,979
    End of year ....................................     1,283,019
                                                        ----------
     Change in unrealized appreciation of
  investments.......................................                  (1,768,960)
                                                                     -----------
       Net realized and unrealized loss on
  investments.......................................                  (2,839,444)
                                                                     -----------
Net increase in net assets resulting from
  operations........................................                 $ 2,266,087
                                                                     ===========


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                   Year ended       Year ended
                                                 March 31, 2002   March 31, 2001
                                                 --------------   --------------
Increase (decrease) in net assets:
Operations:
   Net investment income.....................     $ 5,105,531       $ 5,329,145
   Net realized loss from security
     transactions (Note 2)...................      (1,070,484)         (975,041)
   Change in unrealized appreciation of
     investments.............................      (1,768,960)        3,049,379
                                                  -----------       -----------
    Net increase in net assets resulting
     from operations.........................       2,266,087         7,403,483
                                                  -----------       -----------
Distributions:
   Dividends to shareholders from net
     investment income.......................      (5,249,417)       (5,326,224)
   Distributions to shareholders from tax
     return of capital.......................         (30,891)               --
                                                  -----------       -----------
    Total distributions to shareholders .....      (5,280,308)       (5,326,224)
                                                  -----------       -----------
   Increase (decrease) net assets............      (3,014,221)        2,077,259
Net Assets:
   Beginning of year.........................      76,969,523        74,892,264
                                                  -----------       -----------
   End of year (including undistributed net
     investment income of
     $0 and $34,048, respectively) ..........     $73,955,302       $76,969,523
                                                  ===========       ===========


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.


                                                                                                Year Ended March 31,
                                                                                ---------------------------------------------------
                                                                                 2002       2001        2000       1999       1998
                                                                                -------   -------    ---------    -------   -------
Per Share Operating Performance
Net asset value, beginning of year..........................................    $ 20.95   $ 20.39    $   22.20    $ 22.70   $ 20.61
                                                                                -------   -------    ---------    -------   -------
 Net investment income......................................................       1.24(1)   1.45         1.47       1.52      1.51
 Net realized and unrealized gain (loss) on investments.....................      (0.62)(1)  0.56        (1.81)     (0.41)     2.11
                                                                                -------   -------    ---------    -------   -------
Total from investment operations............................................       0.62      2.01        (0.34)      1.11      3.62
                                                                                -------   -------    ---------    -------   -------
Less distributions
 Dividends from net investment income.......................................      (1.43)    (1.45)       (1.47)     (1.48)    (1.53)
 Distributions from net realized gain.......................................         --        --           --      (0.13)       --
 Distribution from tax return of capital....................................      (0.01)       --           --         --        --
                                                                                -------   -------    ---------    -------   -------
Total distributions.........................................................      (1.44)    (1.45)       (1.47)     (1.61)    (1.53)
                                                                                -------   -------    ---------    -------   -------
Net asset value, end of year................................................    $ 20.13   $ 20.95    $   20.39    $ 22.20   $ 22.70
                                                                                =======   =======    =========    =======   =======
Per share market price, end of year.........................................    $ 19.34   $ 19.27    $   16.88    $ 20.69   $ 20.81
                                                                                =======   =======    =========    =======   =======
Total Investment Return
 Based on market value......................................................      7.96%    23.91%     (11.67)%      7.28%    13.11%
Ratios/Supplemental Data
Net assets, end of year (in 000's)..........................................    $73,955   $76,970    $  74,892    $81,559   $83,380
 Ratio of expenses to average net assets....................................      0.86%     0.91%        0.88%      0.77%     0.85%
 Ratio of net investment income to average net assets.......................      6.73%1    7.20%        7.09%      6.70%     6.89%
 Portfolio turnover rate....................................................     10.87%    12.39%       10.21%     17.89%    18.88%
Number of shares outstanding at the end of the year (in 000's)..............      3,673     3,673        3,673      3,673     3,673

(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.



   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At March 31, 2002, there were no securities valued by the Board of Directors.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders and Book/Tax Differences -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. For the year ended March 31, 2002, the $5,280,308 distributed consisted of $5,249,417 of ordinary income and $30,891 of return of capital for tax purposes. At March 31, 2002, the components of distributable earnings on a tax basis were as follows:
     $2,523,201 was accumulated capital losses and $759,007 was net unrealized appreciation. At March 31, 2002, the aggregate tax cost for all securities was $71,792,471. The $759,007 of net unrealized appreciation, at March 31, 2002, consisted of aggregate gross unrealized appreciation for those securities for which there was an excess of market value over tax cost of $3,104,890 and aggregate gross unrealized depreciation for those securities for which there was an excess of tax cost over fair value of $2,345,883. As of March 31, 2002, the Fund had tax basis capital loss carryover of $159,409, $1,389,196 and $974,596 available to offset future capital gains, if any, until fully utilized or until their expiration on March 31, 2008, 2009 and 2010, respectively, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2002, the Fund elected to defer losses occurring between November 1, 2001 and March 31, 2002 in the amount of $320,974. At March 31, 2002, capital contributions, accumulated undistributed net investment income and accumulated net realized loss from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of amortization and accretion of market premium and discount. The following amounts were reclassified within the capital accounts: $(30,891) to paid in capital, $152,993 to undistributed net investment income and $(122,102) to accumulated net realized loss on investments.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Change in Accounting Principle -- Effective April 1, 2001, the Fund adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fund began amortizing market premium and accreting market discount on debt securities and began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. The Fund retroactively computed the amortized cost of the debt securities held at the beginning of the current fiscal year based upon the original acquisition date of the securities. The gross amount of premium and discount calculated was $606,237 and $62,922, respectively, which resulted in a net decrease of the amortized cost of securities of $543,315. During the year ended March 31, 2002 net investment income decreased $86,964 and net realized and unrealized gain (loss) increased $86,964 due to the net amortization of market premium and reclassification of net paydown losses.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2002:

                                                                                Proceeds
                                                                 Cost of       from Sales
                                                                Purchases    or Maturities
                                                                ----------   -------------
          U.S. Government Securities .......................    $  729,117     $  490,586
          Other Investment Securities ......................     7,695,074      7,500,568

Note 3 -- Capital Stock -- At March 31, 2002, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2002, the Fund issued no shares under this Plan.

Additional Information Regarding the Fund's Directors and Officers (Unaudited)

Name and                            Position(s)             Principal Occupation                              Position With
Address (Age)                       Held With Fund          Over Past Five Years                              Fund Since
----------------------------------------------------------------------------------------------------------------------------------
W. Thacher Brown* (54)              Chairman of the         President, MBIA Asset Management, LLC;            1988; current term
1838 Investment Advisors, LLC       Board of Directors      President and Director, 1838 Investment           ends at the 2002
2701 Renaissance Blvd.                                      Advisors, LLC; President, Chairman and Trustee    Annual Meeting.
Fourth Floor                                                of 1838 Investment Advisors Funds; Director of
King of Prussia, PA 19406                                   Airgas, LLC and Harleysville Mutual Insurance
                                                            Company.
 ----------------------------------------------------------------------------------------------------------------------------------
John Gilray Christy (69)            Director                Chairman of Chestnut Capital Corporation;         1983; current term
Chestnut Capital Corp. Fund                                 Director of Echo Bay Mines, Ltd.; Director of     ends at the 2002
P.O. Box 22                                                 The Philadelphia Contributionship for the         Annual Meeting.
Flourtown, PA 19031                                         Insurance of Houses from Loss by Fire.
 ----------------------------------------------------------------------------------------------------------------------------------
Morris Lloyd, Jr. (64)              Director                Regional Director, Trinity College.               1989; current term
1838 Bond-Debenture                                                                                           ends at the 2002
Trading Fund                                                                                                  Annual Meeting.
2701 Renaissance Blvd.
Fourth Floor
King of Prussia, PA 19406
 ----------------------------------------------------------------------------------------------------------------------------------
J. Lawrence Shane (67)              Director                Former Chair of the Board of Managers of          1974; current term
1838 Bond-Debenture                                         Swarthmore College.                               ends at the 2002
Trading Fund                                                                                                  Annual Meeting.
2701 Renaissance Blvd.
Fourth Floor
King of Prussia, PA 19406
 ----------------------------------------------------------------------------------------------------------------------------------
John H. Donaldson* (48)             President               President of the Fund; Director, 1838             1991; indefinite
1838 Investment Advisors, LLC                               Investment Advisors, LLC.
2701 Renaissance Blvd.
Fourth Floor
King of Prussia, PA 19406
 ----------------------------------------------------------------------------------------------------------------------------------
Anna M. Bencrowsky* (51)            Vice President and      Vice President and Secretary of the Fund;         1990; indefinite
1838 Investment Advisors, LLC       Secretary               Chief Compliance Officer and former Operations
2701 Renaissance Blvd.                                      Manager, 1838 Investment Advisors, LLC; Vice
Fourth Floor                                                President, Treasurer and Secretary of the 1838
King of Prussia, PA 19406                                   Investment Advisors Funds.
 ----------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso* (40)             Vice President          Managing Director and Head of Fixed Income,       1998; indefinite
MBIA Capital Management Corp.                               1838 Investment Advisors, LLC; President and
113 King Street                                             Senior Portfolio Manager, MBIA Capital
Armonk, NY 10504                                            Management Corp.; Managing Director and Chief
                                                            Investment Officer, MBIA Insurance Corp.; Vice
                                                            President of the 1838 Investment Advisors
                                                            Funds
-----------------------------------------------------------------------------------------------------------------------------------

*Designates a director/officer who is an "interested person" of the Fund as defined under the Investment Company Act of 1940. Messrs. Brown, Donaldson, Bencrowsky and Corso are interested persons of the Fund by virtue of being employees of the Fund's investment manager, 1838 Investment Advisors, LLC.

DIVIDEND REINVESTMENT PLAN (Unaudited)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.



             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, Equiserve,
    P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

                                D I R E C T O R S

                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE



                                 O F F I C E R S

                                JOHN H. DONALDSON
                                    President
                               ANNA M. BENCROWSKY
                          Vice President and Secretary
                                CLIFFORD D. CORSO
                                 Vice President



                       I N V E S T M E N T A D V I S O R

                          1838 INVESTMENT ADVISORS, LLC
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406



                                C U S T O D I A N

                                  HSBC BANK USA
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018



                            T R A N S F E R A G E N T

                                    EQUISERVE
                                  P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500



                                  C O U N S E L

                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103



                                 A U D I T O R S

                           PRICEWATERHOUSECOOPERS LLP
                        TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103

                          BOND--DEBENTURE TRADING FUND

                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406




                                  Annual Report
                                 March 31, 2002